Income Taxes	3 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 5. Income Taxes

The Company had negative effective tax rate of 11.0% for the three months ended March 31, 2016 compared to effective tax rate of 4.3% for the three months ended March 31, 2015. The Company’s effective tax rate has varied significantly due to changes in the mix of taxable income and loss between Israel and the U.S., driven by no tax benefit being recorded for its U.S. subsidiaries tax losses.

During the three months ended March 31, 2016, the Company provided a valuation allowance of $11.9 million for its deferred tax assets related to its U.S. subsidiaries that are not expected to be realized in the near-term.

The Company’s effective tax rate for the three months ended March 31, 2015 was impacted by goodwill impairment of $150.4 million associated with the Makerbot reporting unit which was non-tax deductible. In addition, the impairment of MakerBot intangible assets resulted in a reversal of related deferred tax liabilities amounting to $17.2 million. As a result, the Company recorded a valuation allowance in a corresponding amount of $17.2 million against deferred tax assets in respect of net operating losses as it is more likely than not that those deferred tax assets will not be realized in the near-term.

The Company will continue to monitor whether the realization of its remaining deferred tax assets is more likely than not.